Dreyfus Short-Intermediate

      Government Fund

      ANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                    THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Securities Sold Short

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                     Dreyfus Short-Intermediate Government Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 2001 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

In an otherwise turbulent year, U.S. government securities have provided relatively attractive and stable returns. Indeed, bond prices were boosted further in November when the Federal Reserve Board (the "Fed" ) reduced short-term interest rates by another 0.50 percentage points. As a result, the performance of government-backed bonds to date in 2002 has been better than many other asset classes, including stocks.

Will U.S. government securities continue to provide higher returns than stocks? While no one can know for sure, many analysts currently believe that the Fed's next move may be toward higher interest rates, which is likely to put downward pressure on prices of many bonds. On the other hand, an improving economy and recent deleveraging of corporate balance sheets may signal opportunities for other sectors of the bond market, including corporate bonds.

History suggests that investing only in U.S. government securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2002, the fund achieved a total return of 3.19% .(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, achieved a total return of 4.81% for the same period.(2

We attribute the fund's positive overall performance to generally weak economic conditions, declining interest rates and heightened demand for high-quality, fixed-income securities amid high-profile corporate scandals and international tensions related to possible war in Iraq. However, the fund produced lower returns than its benchmark during the reporting period mainly because of the fund' s lower exposure to U.S. Treasury securities relative to the benchmark

What is the fund's investment approach?

On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's investment objective will be to seek to maximize total return consisting of capital appreciation and current income. The fund' s old investment objective was to provide as high a level of current income as is consistent with the preservation of capital.

The fund is invested in securities issued or guaranteed by the U.S. government or its agencies and in repurchase agreements that are backed by U.S. government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through collateralized mortgage obligations ("CMOs"). CMOs are multiclass bonds that are issued by U.S. government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

A number of economic and market forces influenced the fund during the reporting period. Chief among them was the lackluster recovery from the 2001 recession. Although the economy appeared to gain momentum early in the year in response to the Federal Reserve Board's (the "Fed") aggressive 2001 interest-rate reduction campaign, by the summer of 2002 the recovery appeared to be in danger of stalling. The combination of anemic economic growth and low inflation helped support the prices of most interest-rate sensitive securities, including those issued by the U.S. government.

In addition, investors strongly favored high-quality bonds. Faced with a third consecutive year of stock market declines and a number of corporate scandals affecting major U.S. corporations, investors generally engaged in a "flight to quality" in which they shifted assets from credit-sensitive investments, such as stocks and corporate bonds, to perceived safe havens, including U.S. government securities.

These forces caused yields of U.S. Treasury securities to fall to historically low yield levels, making them relatively unattractive to income-oriented investors. In contrast, mortgage-backed securities and other debt instruments issued by U.S. government agencies -- such as Ginnie Mae, Fannie Mae and Freddie Mac -- maintained relatively attractive yields. While these securities are either directly or indirectly backed by the U.S. government, their yields remained relatively high because of heightened prepayment risk, which describes the likelihood that homeowners will prepay their mortgages. During the reporting period, a record number of homeowners refinanced their mortgages at lower prevailing rates.

In this environment, we generally increased the fund' s holdings of U.S. government agency securities, which at times comprised up to 60% of the fund's assets. We generally favored securities issued by Freddie Mac, a government-sponsored enterprise, because of their relatively attractive values. On the other hand, the fund held few Ginnie Mae securities during the reporting period.

The fund' s holdings of U.S. Treasury securities ranged as low as 15% of assets during the reporting period. With a lower percentage exposur relative to its benchmark in this area, the fund's relative performance was negatively impacted. Although what we owned in lieu of Treasury exposure -- agencies and inflation-protected securities -- performed well, they did not match the "flight to quality" -induced run-up in U.S. Treasury bond prices

Our U.S. Treasury exposure leaned toward notes in the two-year maturity range, which helped keep the fund's average duration -- a measure of sensitivity to changing interest rates -- in line with its peer group average. We also focused on inflation-protected securities. We continue to believe that both agency and Treasury Inflation Protected Securities (TIPS) represent attractive values. They should benefit as the Fed and administration endeavor to reflate the economy with interest rates, tax cuts, and stimulation packages.

The Fed recently signaled its resolve in supporting the economy by reducing short-term interest rates another 0.50 percentage points in November, and a Republican majority in both houses of Congress makes passage of an economic stimulus package more likely. In our view, the fund' s emphasis on U.S. government agency securities and TIPS should benefit performance as the economy responds to these stimulative measures.

What is the fund's current strategy?

We have started to position the fund for stronger economic growth. However, the threat of war and terrorism should keep the "flight to quality" in U.S. Treasury securities well spoken for. Although there are signs of a healthier economy, there are enough unknown variables to warrant a change to a defensive strategy until some of the geopolitical uncertainty dissipates.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Government Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 11/30/02

                              1 Year             5 Years          10 Years
--------------------------------------------------------------------------------

F                              3.19%              5.62%             5.74%

((+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND ON 11/30/92 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

November 30, 2002

                                                                                            Principal
BONDS AND NOTES--94.3%                                                                     Amount ($)                Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT--18.5%

U.S. Treasury Bonds,

   12.75%, 11/15/2010                                                                         2,575,000                3,303,236

U.S. Treasury Inflation Protection Securities:

   3.625%, 1/15/2008                                                                         10,000,000  (a)          11,983,424

   Coupon Strips:

      0%, 10/15/2028                                                                             50,000  (a,b)            42,082

      0%, 4/15/2029                                                                              50,000  (a,b)            42,555

   Principal Strips,

      0%, 4/15/2029                                                                           1,500,000  (a)             778,644

U.S. Treasury Notes,

   6.5%, 10/15/2006                                                                          63,525,000               71,762,922

                                                                                                                      87,912,863

U.S. GOVERNMENT AGENCIES--44.4%

Bearer Corp. Conversion System,

   0/9.125%, 5/15/2009                                                                       17,200,000  (c)          16,640,346

Federal Farm Credit Banks,

   Bonds, 5.9%, 12/17/2008                                                                   30,000,000               31,710,120

Federal Home Loan Banks:

   Bonds, Ser. 180, 5.375%, 1/5/2004                                                         10,000,000               10,400,000

   Bonds, Ser. DX07, 5.375%, 2/15/2007                                                        9,300,000                9,998,449

   Bonds, Ser. EJ03, 6.375%, 11/14/2003                                                      25,000,000               26,122,025

   Coupon Strips, Ser. A-1, 0%, 2/25/2003                                                     1,789,000                1,782,247

Federal National Mortgage Association:

   Notes, 3.9%, 4/29/2004                                                                    16,050,000               16,196,360

   Notes, 4.9%, 6/13/2007                                                                    22,500,000               23,692,185

Israel Trust,

   Government Trust Ctfs., Ser. 1D, 0%, 5/15/2009                                            11,047,000                8,342,098

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         55,088,000  (a)          65,726,834

                                                                                                                     210,610,664

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--31.4%

Federal Home Loan Mortgage Corp.,

  REMIC, Multiclass Mortgage Participation Ctfs.:

    (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                       278,958  (b)               2,815

         Ser. 2360, Cl. TI, 6.5%, 7/15/2026                                                  12,975,430  (b)             186,522

   Structured Pass-Through Ctfs.:

      Ser. 2416, Cl. PB, 5.5%, 8/15/2012                                                      6,686,002                6,899,950

      Ser. T-7, Cl. A6, 7.03%, 8/25/2028                                                      5,330,810                5,691,333

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    5,000,000                5,371,136

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
BONDS AND NOTES (CONTINUED)                                                                Amount ($)                  Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   6%                                                                                        26,210,000  (d)          26,783,213

   6%, 10/1/2013                                                                             14,412,910               15,061,491

   6.79%, 11/1/2003                                                                           4,949,821                5,077,095

   6.985%, 11/1/2003                                                                          6,497,815                6,629,027

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 2002-27, Cl. OJ, 5.5%, 8/25/2020                                                  11,624,538               11,872,141

      Ser. 1997-56, Cl. PM, 7%, 6/28/2026

         (Interest Only Obligation)                                                           1,088,733  (b)              63,800

   Whole Loan:

      Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031                                                3,038,000                3,202,242

      Ser. 2001-W2, Cl. AF, 5.25%, 5/15/2029                                                  5,000,000                5,143,450

      Ser. 2001-W2, Cl. AF6, 6.089%, 10/25/2031                                               6,000,000                6,331,140

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                               20,000,000               20,330,274

Government National Mortgage Association I,

   6%                                                                                        20,000,000  (d)          20,543,600

U.S. Government Gtd. Development Participation Ctfs.

  (Gtd. by Small Business Administration)

   Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017                                                      8,517,810                9,388,610

                                                                                                                     148,577,839

TOTAL BONDS AND NOTES

   (cost $434,077,919)                                                                                               447,101,366
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--15.2%
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--.7%

Federal Home Loan Banks Discount Agency,

   1.24%, 12/4/2002                                                                           3,100,000                3,099,680

U.S. TREASURY BILLS--14.5%

   1.19%, 12/12/2002                                                                         19,215,000               19,208,659

   1.20%, 12/19/2002                                                                         49,655,000               49,627,193

                                                                                                                      68,835,852

TOTAL SHORT-TERM INVESTMENTS

   (cost $71,932,946)                                                                                                 71,935,532
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $506,010,865)                                                            109.5%              519,036,898

LIABLITIES, LESS CASH AND RECEIVABLES                                                            (9.5%)             (45,111,934)

NET ASSETS                                                                                       100.0%              473,924,964

(A)   PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
      CHANGES IN THE CONSUMER PRICE INDEX.

(B)   NOTIONAL FACE AMOUNT SHOWN.

(C)   ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
      BECOMES EFFECTIVE.

(D)   PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

November 30, 2002

                                                                                            Principal
NOTES                                                                                      Amount ($)                 Value ($)
--------------------------------------------------------------------------------

U.S. Treasury Notes,

  3%, 11/15/2007

   (proceeds $74,332,031)                                                                    75,000,000               74,135,250

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002

                                                               Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           506,010,865   519,036,898

Receivable from brokers for proceeds on securities sold short        74,332,031

Interest receivable                                                   4,155,393

Receivable for shares of Beneficial Interest subscribed                  30,580

Prepaid expenses                                                         44,797

                                                                     597,599,699
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           198,841

Cash overdraft due to Custodian                                         194,834

Securities sold short, at value (proceeds $74,332,031)
  --See Statement of Securities Sold Short                           74,135,250

Payable for investment securities purchased                          47,507,149

Payable for shares of Beneficial Interest redeemed                    1,516,690

Accrued expenses                                                        121,971

                                                                     123,674,735
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      473,924,964
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     511,911,698

Accumulated undistributed investment income--net                        483,197

Accumulated net realized gain (loss) on investments                (51,688,810)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     13,218,879
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      473,924,964
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     43,539,255

NET ASSET VALUE, offering and redemption price per share ($)              10.89

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                     17,907,958

Income from securities lending                                           9,772

TOTAL INCOME                                                        17,917,730

EXPENSES:

Management fee--Note 3(a)                                            2,371,824

Shareholder servicing costs--Note 3(b)                                 923,517

Professional fees                                                       70,651

Custodian fees--Note 3(b)                                               58,304

Registration fees                                                       40,542

Trustees' fees and expenses--Note 3(c)                                  17,512

Loan commitment fees--Note 2                                             6,709

Miscellaneous                                                            4,308

TOTAL EXPENSES                                                       3,493,367

INVESTMENT INCOME--NET                                              14,424,363
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                  (3,633,370)

Short sale transactions                                            (2,843,264)

NET REALIZED GAIN (LOSS)                                           (6,476,634)

Net unrealized appreciation (depreciation) on investments
  and securities sold short                                          6,323,910

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (152,724)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,271,639

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,424,363           19,918,361

Net realized gain (loss) on investments       (6,476,634)           14,446,201

Net unrealized appreciation (depreciation)
   on investments                              6,323,910             1,605,393

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  14,271,639            35,969,955
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (16,669,904)         (20,008,723)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 142,649,964         124,466,318

Net assets received in connection
   with reorganization--Note 1                      --            109,870,621

Dividends reinvested                          14,481,073           16,999,487

Cost of shares redeemed                     (164,877,710)        (153,392,823)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (7,746,673)          97,943,603

TOTAL INCREASE (DECREASE) IN NET ASSETS      (10,144,938)         113,904,835
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           484,069,902          370,165,067

END OF PERIOD                                 473,924,964          484,069,902

Undistributed investment income--net              483,197               --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    13,052,277           11,654,425

Shares issued in connection
   with reorganization--Note 1                      --              10,230,039

Shares issued for dividends reinvested         1,326,798             1,568,611

Shares redeemed                              (15,112,994)          (14,187,895)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (733,919             9,265,180

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended November 30,
                                                              ----------------------------------------------------------------------

                                                              2002(a)           2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.93           10.57         10.43          10.82         10.82

Investment Operations:

Investment income--net                                            .33(b)          .48           .60            .63           .74

Net realized and unrealized
   gain (loss) on investments                                     .01             .37           .14           (.39)          .01

Total from Investment Operations                                  .34             .85           .74            .24           .75

Distributions:

Dividends from investment income--net                            (.38)           (.49)         (.60)          (.63)         (.75)

Net asset value, end of period                                  10.89           10.93         10.57          10.43         10.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.19            8.14          7.38           2.33          7.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .74             .73           .71            .71           .70

Ratio of net investment income
   to average net assets                                         3.04            4.42          5.78           6.00          6.85

Portfolio Turnover Rate                                      1,063.40        1,459.21       1,056.17      1,096.12        902.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         473,925         484,070        370,165       434,782       487,714

(A)   AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED NOVEMBER
      30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.06, INCREASE
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.06
      AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
      3.54% TO 3.04%. PER SHARE DATA AND RATIOS/SUPPLEMENT DATA FOR PERIODS
      PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES
      IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's investment objective will be to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On February 23, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization approved by the fund's shareholders at a meeting held on February 16, 2001, substantially all of the assets, subject to the liabilities, of Dreyfus U.S. Treasury Short Term Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. The fund's net asset value on the Closing Date was $10.74 per share, and a total of 10,230,039 shares, representing net assets of $109,870,621 (including $1,831,702 net unrealized appreciation on investments), were issued to Dreyfus U.S. Treasury Short Term Fund' s shareholders in the exchange. The exchange was a tax-free event.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of

Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,885,757, accumulated capital losses $51,270,332 and unrealized appreciation $9,012,027. In addition, the fund had $242,997 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2002. If not applied, $7,171,403 of the carryover expires in fiscal 2003,

$1,936,907 expires in fiscal 2004, $4,272,981 expires in fiscal 2005, $4,454,301 expires in fiscal 2006, $16,361,703 expires in fiscal 2007, $5,954,353 expires in fiscal 2008 and $11,118,684 expires in fiscal 2010. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus U.S. Treasury Short Term Fund.

The tax character of distributions paid to shareholders during the fiscal years ended November 30, 2002 and November 30, 2001, respectively, were as follows: ordinary income $16,669,904 and $20,008,723.

During the period ended November 30, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $4,460,561, decreased net realized gain (loss) on investments by $6,330,930 and increased paid-in capital by $1,870,369. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses. During the period ended November 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, the fund was charged $475,461 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $191,288 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2002, the fund was charged $58,304 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000, an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the Fund Group will have more than twice the current number of portfolios and, consequently, each Board member who is not an affiliated person will receive an annual fee of $60,000, an attendance fee of $7,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, during the period ended November 30, 2002:

                                      Purchases ($)             Sales ($)
--------------------------------------------------------------------------------

Long transactions                     4,249,337,737          4,330,189,293

Short sale transactions               5,235,412,754          5,126,290,583

     TOTAL                            9,484,750,491          9,456,479,876

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at November 30, 2002, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

At November 30, 2002, the cost of investments for federal income tax purposes was $510,217,718; accordingly, accumulated net unrealized appreciation on investments was $9,012,027, consisting of $15,891,232 gross unrealized appreciation and $6,879,205 gross unrealized depreciation.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to December 1, 2001, the fund did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,641,461 decrease in accumulated undistributed investment income-net and a corresponding $1,641,461 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on November 30, 2001.

The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $2,464,927, decrease net unrealized appreciation (depreciation) by $1,012,650 and increase net realized gains (losses) by $3,477,577. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees  Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and securities sold short, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
January 10, 2003

                                                                        The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

Lucy Wilson Benson (75)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps, Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Layfayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 43

                                --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 58


Whitney I. Gerard (68)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

Arthur A. Hartman (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barrings Management) and New Russia Fund,
Chairman

* Advisory Council Member to Barrings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

George L. Perry (68)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution, Economist and Senior Fellow

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprising 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.


KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  AUGUST 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                                        The Fund

                                                           For More Information

                        Dreyfus Short-Intermediate Government Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation 542AR1102